Supplement to the
Fidelity® Select Portfolios®
Leisure Portfolio
April 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Kevin Francfort (Co-Portfolio Manager) has managed the fund since 2022.
Peter Belisle (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that on or about June 30, 2025, Mr. Francfort will transition off the fund, and Mr. Belisle will assume sole portfolio manager responsibilities.
LEI-SUSTK-0225-104 1.9886529.104	February 7, 2025